UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 8, 2010

ZBB Energy Corporation
(Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.01. Entry Into a Material Definitive Agreement.

On March 8, 2010 ZBB Energy Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors in connection with a registered direct offering by the Company (the “Offering”) of 2,243,750 shares of the Company’s common stock and 1,121,875 warrants to purchase shares of common stock (and the shares of common stock issuable from time to time upon exercise of the warrants).  In the Offering, the common stock and warrants (the “Warrants”) will be sold in units for $0.80 per unit, with each unit consisting of one share of common stock and one-half of a warrant to purchase one share of common stock for each unit purchased.

Under the Purchase Agreement, the units will be sold at a closing expected to occur on March 9, 2010, for gross proceeds of $1,795,000.  Net proceeds after placement agent fees were $1,669,350.

Each Warrant will entitle the holder to purchase shares of common stock for an exercise price per share equal to $1.04, which was the closing price of the Company’s shares of common stock on the NYSE Amex on March 5, 2010.  The Warrants are exercisable at any time and from time to time on or after 181 days from their original date of issuance and through and including the fifth anniversary of the initial exercise date.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the form of Warrant is attached hereto as Exhibit 4 and is incorporated herein by reference.

In connection with the Offering, on March 1, 2010, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with Sutter Securities Incorporated (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s placement agent for the Offering.

The Placement Agent did not purchase or sell any units, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of units.  The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of all of the units being offered in the Offering.  The Placement Agent will be paid a cash fee equal to seven percent of the aggregate gross proceeds from the Offering, plus reimbursement of certain expenses up to a maximum of $15,000.  A copy of the Placement Agent Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The shares of common stock and Warrants in the Offering are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was declared effective on May 13, 2009 (File No. 333-156941) (the “Registration Statement”).

The foregoing summaries of the Offering, the securities to be issued in connection therewith, the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

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Item	8.01. Other Events.

In addition to the Purchase Agreement, the Placement Agent Agreement and the Warrant, Exhibits 5 and 23 are filed herewith in connection with the Registration Statement and are incorporated herein by reference.

Item	9.01. Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: March 9, 2010	By:	/s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4	Form of Warrant.

5	Opinion of Godfrey & Kahn, S.C.

10.1	Securities Purchase Agreement, dated March 8, 2010, by and between ZBB Energy Corporation and the purchasers signatory thereto.

10.2	Placement Agent Agreement, dated March 1, 2010, by and between ZBB Energy Corporation and Sutter Securities Incorporated.

23	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5).